U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 20, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Advanced Emissions Solutions, Inc. (the “Registrant”), upon the recommendation of the Registrant’s management and after discussions with the Registrant’s relevant current and former independent registered public accounting firms, concluded that the annual financial statements filed on Form 10-K for the years ended December 31, 2011 and 2012 as well as any applicable financial statements filed on Form 10-Q during the relevant periods (collectively, the “Non-Reliance Periods”) as previously issued should no longer be relied upon and will likely be restated (the “Non-Reliance Determination”).

As previously disclosed in the Registrant’s Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2014 (File No. 000-54992) and Form 8-K filed with the SEC on April 24, 2014, the Registrant has been assessing the effectiveness of its internal controls over financial reporting, reviewing its accounting practices and conducting a re-audit of the financial statements for the Non-Reliance Periods. Such re-audits are still in progress; however, taking into consideration the preliminary adjustments that have been identified to date, which impact a significant number of individual balance sheet and income statement line items, and the likelihood of additional adjustments as the re-audits continue, the Registrant has made the Non-Reliance Determination. At this time, all the changes necessary to adjust the financial statements for the Non-Reliance Periods are not known and cannot be quantified.

In addition, the Registrant is currently evaluating whether or not the financial statements of Clean Coal Solutions, LLC (“CCS”) should have been consolidated or accounted for as an equity method investment in the Non-Reliance Periods. Given the preliminary status of the re-audits and the evaluation into whether CCS should be deconsolidated, the adjustments identified and quantified to date may not be representative of the final adjustments that would be reflected in the financial statements for 2011 and 2012, if they are restated, or the first three quarters of 2013 when those restatements are ultimately completed. As part of the Registrant’s completion of the accounting reviews and its final determinations with regard to the Non-Reliance Periods, the Registrant is re-assessing the time required to finalize the re-audits and file any required restatements.

The Registrant issued a press release on August 21, 2014 announcing the Non-Reliance Determination. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

On August 20, 2014, the Registrant issued a press release announcing receipt of notice from NASDAQ due to the Registrant’s delayed filing of its quarterly report for the period ended June 30, 2014 on Form 10-Q. A copy of the press release is furnished as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the press releases attached to this report as Exhibits 99.1 and 99.2 are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are furnished as exhibits to this report:

99.1	Press Release, Advanced Emissions Solutions Provides Update on Accounting Review, dated August 21, 2014

99.2	Press Release, Advanced Emissions Solutions Receives Notice from NASDAQ Due to Delayed Filing of Form 10-Q, dated August 20, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2014

Advanced Emissions Solutions, Inc.
Registrant

/s/ Michael D. Durham
Michael D. Durham
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, Advanced Emissions Solutions Provides Update on Accounting Review, dated August 21, 2014

99.2	Press Release, Advanced Emissions Solutions Receives Notice from NASDAQ Due to Delayed Filing of Form 10-Q, dated August 20, 2014